UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 26, 2023

ARRAY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 Midway Place NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2023, Neil Manning, age 52, was appointed to the position of Chief Operations Officer of Array Technologies, Inc. (the “Company”) by the Company’s Board of Directors, with effect from January 30, 2023. Mr. Manning joins Array from Rotork plc where he served as Managing Director of Oil & Gas from November 2020 and Group Director of Rotork’s Site Services Business from November 2018. From March 2018 to November 2018, Mr. Manning was Senior Vice President at Velocitel, a wireless infrastructure services company where he led site development services. Prior to this, Neil led field services company SiteSafe through a multi-year turnaround. Earlier in his career, Mr. Manning headed Business Development and Operations teams at optical glass manufacturer Corning and telecommunications company Sprint Nextel. Mr. Manning holds a bachelor’s degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a master’s degree in business administration from Virginia Tech.

In connection with his appointment, Mr. Manning also entered into an indemnification agreement with the Company in the form previously used with the Company’s executive officers. Mr. Manning does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer of the Company and there are no arrangements or understandings between Mr. Manning and any other person pursuant to which Mr. Manning was appointed as Chief Operations Officer of the Company. There are no transactions in which Mr. Manning had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosures.

On January 30, 2023, the Company issued a press release announcing the appointment of Mr. Manning as the Company’s Chief Operations Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information included in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit#	Description

99.1	Press Release of Array Technologies, Inc., dated January 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

By:	/s/ Tyson Hottinger
Name:	Tyson Hottinger
Title:	Chief Legal Officer and General Counsel

Date: January 30, 2023